Exhibit 99.2

Acquisition of Euro Auctions Investor Presentation

Forward looking statements and non-GAAP measures

Caution Regarding Forward-Looking Statements

This presentation contains forward-looking statements and forward-looking information within the meaning of applicable US and Canadian securities legislation (collectively, "forward-looking statements"), including, in particular, statements regarding the ability of Ritchie Bros. to satisfy the conditions in the Euro Auctions acquisition agreement and the financing commitment and consummate the transactions on the anticipated timeline, or at all, the benefits and synergies of the Euro Auctions transaction, future opportunities for the combined businesses of Ritchie Bros. and Euro Auctions, future financial and operational results and any other statements regarding events or developments that Ritchie Bros. believes or anticipates will or may occur in the future. Forward-looking statements are statements that are not historical facts and are generally, although not always, identified by words such as "expect", "plan, "anticipate", "project", "target", "potential", "schedule", "forecast", "budget", "estimate", "intend" or "believe" and similar expressions or their negative connotations, or statements that events or conditions "will", "would", "may", "could", "should" or "might" occur. All such forward-looking statements are based on the opinions and estimates of management as of the date such statements are made. Forward-looking statements necessarily involve assumptions, risks and uncertainties, certain of which are beyond Ritchie Bros.' control, including risks and uncertainties related to: the duration and impact of the COVID-19 pandemic on Ritchie Bros.' operations, the operations of our customers, general economic conditions and conditions affecting the industries in which Ritchie Bros. operates; Ritchie Bros.' ability to consummate the Euro Auctions acquisition and related financing on the anticipated timetable or at all, the ability to realize anticipated growth and synergies in the Euro Auctions transaction, the possibility that certain closing conditions to the Euro Auctions acquisition, including regulatory approvals, may not be satisfied or may be delayed; costs related to the Euro Auctions acquisition; the risks relating to indebtedness, including new indebtedness expected to be incurred in connection with the Euro Auctions acquisition; the maintenance of important business relationships; our ability to commercialize new platform solutions and offerings; deterioration of or instability in the economy, the markets we serve or the financial markets generally; as well as the risks and uncertainties set forth in Ritchie Bros.' Annual Report on Form 10-K for the year ended December 31, 2020 and Ritchie Bros.' Quarterly Report on Form 10-Q for the quarter ended June 30, 2021, which are available on the SEC, SEDAR, and Ritchie Bros.' websites. The foregoing list is not exhaustive of the factors that may affect Ritchie Bros.' forward-looking statements. There can be no assurance that forward-looking statements will prove to be accurate, and actual results may differ materially from those expressed in, or implied by, these forward-looking statements. Forward-looking statements are made as of the date of this presentation and Ritchie Bros. does not undertake any obligation to update the information contained herein unless required by applicable securities legislation. For the reasons set forth above, you should not place undue reliance on forward-looking statements.

This presentation contains certain non-GAAP financial measures. For a discussion of non-GAAP measures related to Ritchie Bros. and the most directly comparable GAAP financial measures, see the Appendix to this presentation as well as our Annual Report on Form 10-K for the year ended December 31, 2020 and Quarterly Report on Form 10-Q for the quarter ended June 30, 2021, which are available on the SEC, SEDAR and Ritchie Bros' websites. These non-GAAP financial measures are not measures of financial performance in accordance with GAAP and may exclude items that are significant in understand and assessing our financial condition and results. Therefore, these measures should not be considered in isolation or as alternatives to measures of profitability, liquidity or other performance under GAAP. These measures may not be comparable to similarly-titled measures used by other companies.

This presentation also includes certain forward-looking non-GAAP financial measures. We are unable to present a quantitative reconciliation of this forward-looking non-GAAP financial information because management cannot reliably predict all of the necessary components of such measures without unreasonable efforts. Accordingly, investors are cautioned not to place undue reliance on this information.

All Euro Auctions financials are estimates based on information provided by management of the acquired related companies on an aggregated basis using the accounting bases of the underlying entities and are not prepared on the basis of US GAAP.

rb RITCHIE BROS.

Today’s Speakers The trusted global marketplace for insights, services, and transaction solutions for commercial assets. Ann Fandozzi Chief Executive Officer Sharon Driscoll Chief Financial Officer

Ritchie Bros. to Acquire Euro Auctions

Euro Auctions Overview	~£480mm Hammer Value[1] ~£220mm in Revenue[1]	• An omnichannel, customer centric provider of unreserved auction services in the commercial assets space with strong international expertise, presence and brand • Strong equipment sourcing model • Well-recognized and trusted brands with 20+ year history
Financial Terms	~£775mm[2] Enterprise Value	• Implied multiple of ~15.3x 2021E EBITDA[3], including run-rate cost synergies • Meaningful pre-tax gross synergies of ~$13mm expected by end of 2023 • Transaction will be 100% cash and debt-financed with pro forma adjusted net debt / adjusted EBITDA[3] of approximately ~3.9x at close
Execution	Expected Close 4Q21/1Q22	• Closing expected 4Q21/1Q22, subject to regulatory approvals and other customary closing conditions • Continuity of leadership and similarity of cultures will support smooth integration
Key Impact	Accelerates our Journey	• Transaction expected to be accretive to GTV and impacting other financial metrics meaningfully in 18-24 months • Combined organizations will be able to bring unprecedented and diversified global choice to customers • Accelerates Inventory Management System and Marketplace adoption and unlocks channels of value for customers of Euro Auctions with our ancillary services

1) Year Ending 2020; Note: Hammer Value is approximately Gross Transaction Value
2) US$1075mm; £ / USD = 1.3872; 08/06/2021 Close, FX Source: Bloomberg
3) Non-GAAP measure

rb RITCHIE BROS.

Deliver the best customer experience in the industry Deliver the best employee experience Implement a modern architecture for the business on which we can scale & grow profitably Coordinate growth around a single, integrated inventory management system that is the foundation of our GTM Accelerate growth • Combined organizations bring unprecedented and diversified choice to customers around the world, facilitating better price discovery and more equipment selection • Brings our marketplace for equipment and value - added service to Euro Auction customers, allowing customers to track, sell, buy equipment when, where and how they want around the globe • Enables a platform where employees can learn best practices from two high performing customer - first cultures with unique geographic perspectives • Creates a global platform for career advancement and development • Improves the customer experience and speed to market by transitioning existing systems to a modern architecture • Leverages our Information Technology investments across a broader set of customers • Accelerates IMS adoptions globally • Caters to the end - to - end digital needs of international equipment owners at by providing: • Augments platform for growth in Europe and other international markets • Supports delivery of financial evergreen model • Enables opportunity to cross - sell ancillary services • Empowers global platform for At - Risk • Asset management programs • Data Analytics Tools • Financial Services • Inspection and other value - added services The trusted global marketplace for insights, services, and transaction solutions for commercial assets Euro Auctions Accelerates our progress on our Strategic Journey

Euro Auctions has a Strong Model for Sourcing Inventory Deals *Approximate; Based on Full Year 2020 % of Equipment Imported into Country of Sale* • Euro Auctions has deep institutional relationships and knowledge on sourcing equipment and directing location of sale for optimal price realization • Combined organizations will create a premier global equipment supply and availability of equipment

United Kingdom 68% Germany 15% Spain 2% United States 10% Dubai 3% Australia 2% Euro Auctions Business Overview Hammer Value: Sector Mix 1 Hammer Value: Geographic Mix 1 Business Description • Euro Auctions primarily operates unreserved auctions through an omnichannel platform in the commercial assets space under two brands in Europe and North America: • . • • 9 permanent auction sites • North America – 3 sites (Florida, Georgia, Ohio) • Europe – 4 sites (UK, Spain, Germany) • Middle East – 1 site (Dubai) • Australia – 1 site (Brisbane) • 71% of revenue is transacted an online auction platform • 90% repeat customers (buyers & vendors) • ~220 full time employees in 14 different countries Constuction 63% Transportation 7% Other 30% 1) Approximate; Based on 2020

Euro Auctions Historical Financial Overview Hammer Value Total Revenue Sourced Return & Rate* • 2018 and 2019 margins lower due to initiating sourcing efforts in the US • 2020 benefited from strong price realization and demand • Historical growth supported by expansion of online platform auctions and marketplace • Proven resilient platform that thrives in both upturns and downturns in end markets • Stable level of Hammer Value over the past 3 years • High Mix of Sourced Hammer Value * Return = Sourced Revenue – Cost of Sourced; Rate = Return / Sourced Revenue 233 334 305 180 176 179 412 510 484 0 100 200 300 400 500 600 2018 2019 2020 £ m Auction Hammer Value Souced Hammer Value 180 176 179 27 36 42 206 212 221 0 50 100 150 200 250 2018 2019 2020 £ m Sourced Revenue Auction Commissions 12.6 14.7 22.9 7.0% 8.4% 12.8% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 16.0% 18.0% 20.0% 0.0 5.0 10.0 15.0 20.0 25.0 2018 2019 2020 Rate £ m

Combined Company Snapshot* 2020 Pro Forma GTV Bridge 60% 26% 14% United States Canada International 55% 23% 22% United States Canada International Ritchie Bros Combined 2020 Pro Forma Revenue Bridge 2020 Pro Forma GTV Geographic Split 2020 Pro Forma Service and Inventory Revenue Split 59% 41% Service Revenue Inventory Revenue Ritchie Bros Combined 52% 48% Service Revenue Inventory Revenue *Year Ending 2020; Average £ / USD = ~1.28

Financing plan and pro - forma capitalization *Non - GAAP measure; see appendix for reconciliation Deploying under - levered balance sheet to support growth • Ritchie Bros. has secured financing commitments to fund the acquisition until permanent capital structure can be put in place • Permanent structure will consist of short - term and long - term components • At close forecasting Adjusted Net Debt / Adjusted EBITDA* at 3.9x with a target to deleverage quickly to <2.5x by end of 2025 • Proven track record of deleveraging - RBA delivered on its deleveraging plan post the Iron Planet acquisition, going below its leverage target of 2.5x within one year post - close of the acquisition Proven Track Record of Deleveraging Iron Planet Transaction 0.8x 6.6x 10.9x 6.0x 4.4x 3.9x 3.7x 11.1x 0.0 2.0 4.0 6.0 8.0 10.0 12.0 2015 2016 2017 2018 2019 2020 2Q 2021 At Close Debt to Net Income - 0.5x - 0.4x 2.9x 1.9x 1.0x 1.1x 1.0x 3.9x -1.0 0.0 1.0 2.0 3.0 4.0 5.0 2015 2016 2017 2018 2019 2020 2Q 2021 At Close Adjusted Net Debt*/ Adjusted EBITDA*

Synergies Gross Run Rate Synergies (US$ mm) by end of Year 2 Plan to deliver synergy opportunities: • General & Administrative, $10mm – Integration of sales, operations and support functions will reduce and streamline customer touch points and create increased efficiencies for both companies and customers but will require technology modernization • Lease Footprint, $1.5mm – Auction site efficiencies across end market sectors. Reduction in rent expense from wind - down of redundant yard locations • Cross - Selling of RBA existing service offerings to Euro Auctions customers, $1.5mm – Pull - through of RBA services offering to Euro Auctions’ customers • One - time operating costs expense of $15m over 2 years • We expect additional investments to bring Euro Auctions to unlock Marketplace Total ~$ 13mm Clearly identified and Achievable Synergies General & Administrative , $10.0 Lease Footprint , $1.5 Cross Sell , $1.5

Deliver the best customer experience in the industry Deliver the best employee experience Implement a modern architecture for the business on which we can scale & grow profitably Coordinate growth around a single, integrated inventory management system that is the foundation of our GTM Accelerate growth The trusted global marketplace for insights, services, and transaction solutions for commercial assets Excited to Welcome Euro Auctions to the Richie Bros. Family! We’re trusted and we make it easy Make it easy to deliver an amazing customer experience! Position ourself for sustainable growth & efficiency! The core of everything we do Opportunities too big to wait!

Appendix • US GAAP – Reconciliation of Non - GAAP measures • The following tables reconcile non - GAAP measures referred to in this presentation to the most directly comparable GAAP measure r eflected in the Company’s financial statements.